UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2005

H&R BLOCK, INC.

(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-6089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)

4400 Main Street, Kansas City, MO                      64111

(Address of Principal Executive Offices)                 (Zip Code)

(816) 753-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 8.01	Voluntary Disclosure of Other Events.

On August 1, 2005, H&R Block, Inc. (the “Company”) issued a press release entitled “H&R Block To Acquire American Express’ Tax And Business Services Division And Combine It With RSM McGladrey.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	Press Release issued August 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date:	August 1, 2005	By: /s/ William L. Trubeck
William L. Trubeck
Executive Vice President and

Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release issued August 1, 2005.